SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /
Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              CARVER BANCORP, INC.
                   -------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
        -----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/    No fee required.
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)     Title of each class of securities to which transaction applies:
       (2)     Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)     Proposed maximum aggregate value of transaction:
       (5)     Total fee paid:

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:
       (2)      Form, Schedule or Registration Statement No.:
       (3)      Filing Party:
       (4)      Date Filed:

                 [GRAPHIC OMITTED][LOGO OF CARVER BANCORP, INC.]

                            URGENT SHAREHOLDER UPDATE

                                                     February 18, 2000

DEAR FELLOW SHAREHOLDER,

         I write this last letter to you because of the importance of the decision before you. We at Carver look forward to re-focusing all of our energies where they should be--building shareholder value for all of us--instead of responding to the negative proxy campaign being waged by BBOC.

         In a recent American Banker article, Kevin Cohee was quoted as saying:
"This is not about Kevin versus Debbie or New York versus Boston, this is about integrity." On this point he and I agree.

         As a Carver shareholder, large or small, the most basic question before you is which team is most likely to increase the value of your shares? And as a community resident, the character of the individuals running this institution is fundamental. I would argue that the ability to add value and integrity are at the heart of your voting decision. Let me speak plainly on both questions.

WHY THE COHEES WON'T ADD VALUE ON THE CARVER BOARD

     o TRACK RECORD: they have a radically different business model that has failed. Bond losses and failed credit card operations have wiped out their equity, along with that of other common investors. Why bail them out with your money? If they haven't made money for themselves, how will they do so for you?

     o FIT: they know nothing about Carver's local market and have not articulated a single specific strategy for growing Carver's franchise. Therefore, they have no relevant experience to offer you.

     o TIMING: their membership on the board could destabilize a currently improving operation.

     o LONG TERM DISTRACTION: placing a competitor on the Company's board will distract the management and board from focusing on future expansion opportunities.

WHY THE CARVER TEAM IS MOST LIKELY TO INCREASE YOUR SHARE VALUE

     o MARKET KNOWLEDGE: our board and staff know our markets better than anyone.

     o GAMEPLAN: we have the growth strategy to succeed. In sum, we will expand Carver's delivery channels (branches, ATMs, phone and on-line banking) and offer a full range of consumer products (mutual funds, brokerage accounts, and insurance) through our strategic partners.

     o STRATEGIC PARTNERS: we now have the capital--and strategic partners--to execute this strategy. It is unprecedented for a community bank to attract Wall Street's financial and intellectual capital. This sign of confidence bodes well for Carver's future.

     o MOMENTUM: in only seven months, our operations have improved dramatically. We've brought on an experienced team, a "big five" auditor, and reported significantly improved earnings. Interrupting our progress would be counter productive.

INTEGRITY & COMPETENCE

         I was selected to run Carver by the Board of Directors because they recognized that Carver needed to move in a new direction, while preserving what is unique about this institution; Carver is a unique New York asset because of its connection to a very loyal customer base. I took the job because I BELIEVE STRONGLY IN THE OPPORTUNITY TO CREATE A NEW CARVER which captures its promise: to become the financial institution of choice for African- and Caribbean-Americans and the New York City communities it serves. In so doing, our legacy of expanding opportunities for our communities and its residents will continue.

         For me, LEADING CARVER IS MORE THAN A JOB--IT IS A LABOR OF COMMITMENT AND PURPOSE. For those of you who do not know me, residents and leaders in our communities as well as civic and business leaders citywide, recognize me as a passionate leader and effective manager with the very highest integrity. As for competence, I don't have to tell you that few small banks have presidents with Wall Street and high level City Hall experience, as well as impeccable academic credentials. The skills and relationships gathered in these arenas are vital to Carver as we seek to expand our brand identity throughout our communities and beyond.

THE COHEES' BULLY TACTICS

         As such, it has been deeply troubling to me to watch the Cohees attempt to smear my name and that of David Dinkins and David Jones. These two men have committed their lives to bettering the communities Carver serves. They are also valuable assets for Carver. They have earned the trust of many shareholders, as well as our customers. That trust is the key to expanding Carver's franchise including increasing deposits and lending.

         And if that's not enough, the Cohees are trying to malign the character and business practices of two of Wall Street's most respected firms- Morgan Stanley and Provender. Instead, we should be congratulating them for putting their money and intellectual resources on the line for an inner city institution- a first for the African- and Caribbean-American community and Wall Street. Does anyone really believe that these two respected firms would risk their reputations and their shareholders' money for any reason other than the strength of the deal?

         Speaking of the deal, the terms of the preferred stock were carefully analyzed and deemed to be fair by an independent investment bank--Keefe Bruyette and Woods--and several of the country's pre-eminent law firms. The terms were aggressive--in your favor--precisely because of the confidence they have in Carver and its new team. The shares bought by Morgan Stanley and Provender cost them 20% more than Carver's value in the market on the days preceding the transaction. Yet, these investors accepted a coupon slightly higher than in a preferred offering done for Sovereign Bank--a much larger bank with stronger credit and a deal 100 times the size of ours.

         Business is business....but THE COHEES' TACTICS HAVE GONE WELL BEYOND
THE LINE OF FAIR PLAY. In plain english, they have, at every turn, used wild accusations, half-truths and innuendos to further their narrow business interests. I won't recall and refute each of them for you. Since we all have better things to do, I'll simply ask two questions:

     o Why is the Cohees' negative campaign necessary if their track record in running their bank is what they say it is?

     o How, as a shareholder, do you expect people well known for their "scorched earth" tactics to get our community residents to trust them with their money? Let's face it, it just doesn't make sense.

         So I'll ask you the same question that the Cohees asked you in their letter. ARE THESE THE KIND OF PEOPLE YOU WANT RUNNING CARVER?

                        AN UPDATE ON RECENT DEVELOPMENTS

COURT RULES FOR CARVER AND AGAINST BBOC

         In a major vindication of your management team, the Court of Chancery of the State of Delaware has ruled Morgan Stanley and Provender may vote their shares of preferred stock at the upcoming Stockholders Meeting. Despite the Cohees' bully tactics, justice was done. Here is what the judge said: "On the current record here, one can not determine that the probability exists that the primary effort was to frustrate the shareholder democracy in the absence of any other compelling corporate purpose."

         We are extremely pleased by the court's decision. We have made every effort over the past few weeks to make two things clearly known: First, that the investments made in Carver by Morgan Stanley and Provender are very positive for Carver and are integral to our business plan to grow by expanding our product offerings for customers through strategic alliances with larger partners. Second, we are gratified that our investors, Morgan Stanley and Provender, who have made substantial investments in Carver, will not be disenfranchised, as the Cohees' had sought, but will be allowed to vote their shares at the Annual Meeting.

                            VOTE THE WHITE PROXY CARD

         PLEASE VOTE THE WHITE MANAGEMENT PROXY CARD NOW-the Annual Meeting is February 24-only days away.

         Even if you have voted before, you should SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD. In a proxy fight ONLY THE LATEST DATED PROXY CARD COUNTS, so we are asking all shareholders to confirm their vote by sending in another proxy. Since time is short, you can also fax or overnight your proxy to us by following the instructions on the enclosed instruction form.

                                            Sincerely,

                                            /s/ Deborah C. Wright
                                            ---------------------
                                            Deborah C. Wright
                                            PRESIDENT AND CEO
                                            Carver Bancorp, Inc.


              IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR SHARES,
                        PLEASE CALL OUR PROXY SOLICITOR:

                        MORROW & CO., INC. (800) 662-5200

                               VOTING INSTRUCTIONS
                               -------------------

SINCE THE ANNUAL MEETING IS ON FEBRUARY 24--ONLY DAYS AWAY--WE URGE YOU TO FAX YOUR VOTE TODAY.

                           GENERAL VOTING INSTRUCTIONS
                           ---------------------------

1. EVEN IF YOU HAVE ALREADY VOTED WE URGE YOU TO VOTE AGAIN. SINCE THIS IS A PROXY CONTEST, ONLY YOUR LATEST DATED PROXY COUNTS.

2.   REGARDLESS OF HOW MANY SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT.

3. PLEASE VOTE EACH WHITE PROXY CARD YOU RECEIVE SINCE EACH ACCOUNT MUST BE VOTED SEPARATELY.

4. SIGN, DATE AND INDICATE YOUR VOTE ON THE WHITE PROXY CARD. CARVER RECOMMENDS A VOTE FOR THE NOMINEES IN PROPOSAL 1, FOR PROPOSAL 2, AND AGAINST PROPOSAL 3.

5. WE URGE YOU NOT TO SIGN ANY BLUE PROXY CARD SENT TO YOU BY THE BBOC, NOT EVEN AS A VOTE OF PROTEST.

6.   SINCE TIME IS OF THE ESSENCE WE URGE YOU TO FAX YOUR VOTE AS INSTRUCTED
     BELOW.

                                FAX INSTRUCTIONS
                                ----------------

WE URGE YOU TO FAX YOUR VOTE TO US RATHER THAN SENDING IT IN THE ENCLOSED ENVELOPE. PLEASE FOLLOW THE INSTRUCTIONS BELOW:

1.   SIGN AND DATE YOUR PROXY CARD.

2.   COPY BOTH SIDES OF THE PROXY CARD.

3.   FAX BOTH SIDES OF YOUR COPIED PROXY CARD TO (212) 754-8300.

                          VOTE THE WHITE PROXY CARD NOW


              IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR SHARES,
                        PLEASE CALL OUR PROXY SOLICITOR:
                        MORROW & CO., INC. (800) 662-5200

                               VOTING INSTRUCTIONS

SINCE YOU HOLD YOUR SHARES AT A BROKER, YOU MUST RETURN A PROXY TO YOUR BROKER FOR YOUR SHARES TO BE VOTED. WITH THE ANNUAL MEETING ONLY DAYS AWAY--FEBRUARY 24--WE URGE YOU TO SEND YOUR VOTE BY OVERNIGHT DELIVERY.

                           GENERAL VOTING INSTRUCTIONS
                           ---------------------------

1.   EVEN IF YOU HAVE ALREADY VOTED WE URGE YOU TO VOTE AGAIN. SINCE THIS IS A
     --------------------------------------------------------
     PROXY CONTEST, ONLY YOUR LATEST DATED PROXY COUNTS.

2.   REGARDLESS OF HOW MANY SHARES YOU OWN, YOUR VOTE IS VERY IMPORTANT.

3.   PLEASE VOTE EACH WHITE PROXY CARD YOU RECEIVE SINCE EACH ACCOUNT MUST BE
     ---------------------------------
     VOTED SEPARATELY.

4. SIGN, DATE AND INDICATE YOUR VOTE ON THE WHITE PROXY CARD. CARVER RECOMMENDS A VOTE FOR THE NOMINEES IN PROPOSAL 1, FOR PROPOSAL 2, AND AGAINST PROPOSAL 3.

5.   WE URGE YOU NOT TO SIGN ANY BLUE PROXY CARD SENT TO YOU BY THE BBOC, NOT
                 -------------------------------
     EVEN AS A VOTE OF PROTEST.

6. SINCE TIME IS OF THE ESSENCE WE URGE YOU RETURN YOUR VOTE USING THE ENCLOSED OVERNIGHT DELIVERY SERVICE.

                         OVERNIGHT DELIVERY INSTRUCTIONS
                         -------------------------------

BECAUSE TIME IS SHORT, WE URGE YOU TO RETURN YOUR VOTE TO YOUR BROKER BY OVERNIGHT DELIVERY. PLEASE FOLLOW THE INSTRUCTIONS BELOW:

1.   SIGN AND DATE YOUR PROXY CARD.

2.   PUT YOUR PROXY IN THE ENCLOSED OVERNIGHT DELIVERY ENVELOPE.

3. PLEASE REFER TO THE INSTRUCTIONS ON THE ENCLOSED OVERNIGHT DELIVERY ENVELOPE TO ARRANGE A PICK-UP OF YOUR PACKAGE.

                          VOTE THE WHITE PROXY CARD NOW

              IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR SHARES,
                        PLEASE CALL OUR PROXY SOLICITOR:
                        MORROW & CO., INC. (800) 662-5200

[CARVER BANCORP, INC. LOGO]                                FOR IMMEDIATE RELEASE


Contact: Ruth Pachman                       Walter T. Bond
         David Lilly                        Carver Bancorp, Inc.
         Kekst and Company                  212-876-4747 x 146
         212-521-4800


                             CARVER BOARD ELECTION:
                             ----------------------
                       VALUE AND INTEGRITY ARE THE ISSUES
                       ----------------------------------

   --CARVER BANCORP URGES SHAREHOLDERS TO VOTE AT NEXT WEEK'S ANNUAL MEETING--


NEW YORK, FEBRUARY 18, 2000 - Carver Bancorp, Inc. (Amex: CNY), the holding company for Carver Federal Savings Bank, told its shareholders today that Kevin Cohee and Terri Williams (the Cohees), husband and wife owners of the Boston Bank of Commerce (BBOC), do not deserve to win seats on its Board because of their poor business track record and lack of knowledge about Carver and its customers. Further, Carver said that the Cohees have used "bully tactics" to unfairly malign current directors former Mayor David Dinkins, David Jones, and other Carver Board members in pursuit of their narrow business interests.

Carver urged its shareholders to re-elect Dinkins and Jones to the Carver Board and vote for a new Carver poised to deliver shareholder and community value.

Carver's statements, contained in a letter to shareholders, follow:

                                                               February 18, 2000

DEAR FELLOW SHAREHOLDER,

         I write this last letter to you because of the importance of the decision before you. We at Carver look forward to re-focusing all of our energies where they should be--building shareholder value for all of us--instead of responding to the negative proxy campaign being waged by BBOC.

         In a recent American Banker article, Kevin Cohee was quoted as saying:
"This is not about Kevin versus Debbie or New York versus Boston, this is about integrity." On this point he and I agree.

         As a Carver shareholder, large or small, the most basic question before you is which team is most likely to increase the value of your shares? And as a community resident, the character of the individuals running this institution is fundamental. I would argue that the ability to add value and integrity are at the heart of your voting decision. Let me speak plainly on both questions.

WHY THE COHEES WON'T ADD VALUE ON THE CARVER BOARD

         . TRACK RECORD: they have a radically different business model that has failed. Bond losses and failed credit card operations have wiped out their equity, along with that of other common investors. Why bail them out with your money? If they haven't made money for themselves, how will they do so for you? (For details, see FREEEDGAR.COM or any financial news portal.)

         . FIT: they know nothing about Carver's local market and have not articulated a single specific strategy for growing Carver's franchise. Therefore, they have no relevant experience to offer you.

         . TIMING: their membership on the board could destabilize a currently improving operation.

         . LONG TERM DISTRACTION: placing a competitor on the Company's board will distract the management and board from focusing on future expansion opportunities.


WHY THE CARVER TEAM IS MOST LIKELY TO INCREASE YOUR SHARE VALUE

         . MARKET KNOWLEDGE: our board and staff know our markets better than anyone.

         . GAMEPLAN: we have the growth strategy to succeed. In sum, we will expand Carver's delivery channels (branches, ATMs, phone and on-line banking) and offer a full range of consumer products (mutual funds, brokerage accounts, and insurance) through our strategic partners.

         . STRATEGIC PARTNERS: we now have the capital--and strategic partners--to execute this strategy. It is unprecedented for a community bank to attract Wall Street's financial and intellectual capital. This sign of confidence bodes well for Carver's future.

         . MOMENTUM: in only seven months, our operations have improved dramatically. We've brought on an experienced team, a "big five" auditor, and reported significantly improved earnings. Interrupting our progress would be counterproductive.

INTEGRITY & COMPETENCE

         I was selected to run Carver by the Board of Directors because they recognized that Carver needed to move in a new direction, while preserving what is unique about this institution; Carver is a unique New York asset because of its connection to a very loyal customer base. I took the job because I BELIEVE STRONGLY IN THE OPPORTUNITY TO CREATE A NEW CARVER which captures its promise: to become the financial institution of choice for African- and Caribbean-Americans and the New York City communities it serves. In so doing, our legacy of expanding opportunities for our communities and its residents will continue.

         For me, LEADING CARVER IS MORE THAN A JOB--IT IS A LABOR OF COMMITMENT AND PURPOSE. For those of you who do not know me, residents and leaders in our communities as well as civic and business leaders citywide, recognize me as a passionate leader and effective manager with the very highest integrity. As for competence, I don't have to tell you that few small banks have presidents with Wall Street and high level City Hall experience, as well as impeccable academic credentials. The skills and relationships gathered in these arenas are vital to Carver as we seek to expand our brand identity throughout our communities and beyond.

THE COHEES' BULLY TACTICS

         As such, it has been deeply troubling to me to watch the Cohees attempt to smear my name and that of David Dinkins and David Jones. These two men have committed their lives to bettering the communities Carver serves. They are also valuable assets for Carver. They have earned the trust of many shareholders, as well as our customers. That trust is the key to expanding Carver's franchise including increasing deposits and lending.

         And if that's not enough, the Cohees are trying to malign the character and business practices of two of Wall Street's most respected firms- Morgan Stanley and Provender. Instead, we should be congratulating them for putting their money and intellectual resources on the line for an inner city institution- a first for the African- and Caribbean-American community and Wall Street. Does anyone really believe that these two respected firms would risk their reputations and their shareholders' money for any reason other than the strength of the deal?

         Speaking of the deal, the terms of the preferred stock were carefully analyzed and deemed to be fair by an independent investment bank--Keefe Bruyette and Woods--and several of the country's pre-eminent law firms. The terms were aggressive--in your favor--precisely because of the confidence they have in Carver and its new team. The shares bought by Morgan Stanley and Provender cost them 20% more than Carver's value in the market on the days preceding the transaction. Yet, these investors accepted a coupon slightly higher than in a preferred offering done for Sovereign Bank--a much larger bank with stronger credit and a deal 100 times the size of ours.

         Business is business....but THE COHEES' TACTICS HAVE GONE WELL BEYOND
THE LINE OF FAIR PLAY. In plain English, they have, at every turn, used wild accusations, half-truths and innuendoes to further their narrow business interests. I won't recall and refute each of them for you. Since we all have better things to do, I'll simply ask two questions:

         . Why is the Cohees' negative campaign necessary if their track record in running their bank is what they say it is?

         . How, as a shareholder, do you expect people well known for their "scorched earth" tactics to get our community residents to trust them with their money? Let's face it, it just doesn't make sense.

         So I'll ask you the same question that the Cohees asked you in their letter. ARE THESE THE KIND OF PEOPLE YOU WANT RUNNING CARVER?

                        AN UPDATE ON RECENT DEVELOPMENTS

COURT RULES FOR CARVER AND AGAINST BBOC

         In a major vindication of your management team, the Court of Chancery of the State of Delaware has ruled Morgan Stanley and Provender may vote their shares of preferred stock at the upcoming Stockholders Meeting. Despite the Cohees' bully tactics, justice was done. Here is what the judge said: "On the current record here, one cannot determine that the probability exists that the primary effort was to frustrate the shareholder democracy in the absence of any other compelling corporate purpose."

         We are extremely pleased by the court's decision. We have made every effort over the past few weeks to make two things clearly known: First, that the investments made in Carver by Morgan Stanley and Provender are very positive for Carver and are integral to our business plan to grow by expanding our product offerings for customers through strategic alliances with larger partners. Second, we are gratified that our investors, Morgan Stanley and Provender, who have made substantial investments in Carver, will not be disenfranchised, as the Cohees' had sought, but will be allowed to vote their shares at the Annual Meeting.

VOTE THE WHITE PROXY CARD

         PLEASE VOTE THE WHITE MANAGEMENT PROXY CARD NOW-the Annual Meeting is February 24-only days away.

         Even if you have voted before, you should SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD. In a proxy fight ONLY THE LATEST DATED PROXY CARD COUNTS, so we are asking all shareholders to confirm their vote by sending in another proxy. Since time is short, you can also fax or overnight your proxy to us by following the instructions on the enclosed instruction form.


                                   Sincerely,


                                                        Deborah C. Wright
                                                        PRESIDENT AND CEO
                                                        Carver Bancorp, Inc.

              IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR SHARES,
                        PLEASE CALL OUR PROXY SOLICITOR:

       MORROW & CO., INC. (800) 662-5200 -- VOTE THE WHITE PROXY CARD NOW

Carver Bancorp, Inc. is the holding company for Carver Federal Savings Bank, a federally chartered stock savings bank. Carver Federal Savings Bank operates seven full service branches in the New York City boroughs of: Brooklyn, Queens, Manhattan, and in Nassau County, New York. Carver Federal's deposits are insured by the FDIC. Shareholders, analysts and others seeking information about Carver Bancorp, Inc. are invited to write to: Carver Bancorp, Inc., Investor Relations, 75 West 125th Street, New York, NY 10027.

This news release contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements which are other than statements of historical facts. These projections are subject to various factors that could cause actual results to differ materially from the estimates made in the forward-looking statements. Such factors include changes in interest rates, changes in the competitive environment for lending generally and in particular lending in urban communities, the ability of the Company to successfully implement its business strategy, changes in the value of real estate in the markets in which the properties securing the Bank's loans are located, changes in legislative and regulatory conditions, and other risks in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

THIS INFORMATION WAS FURNISHED ON BEHALF OF CARVER BANCORP, INC., ITS BOARD OF DIRECTORS AND MANAGEMENT. PLEASE READ CARVER'S PROXY STATEMENT SINCE IT CONTAINS IMPORTANT INFORMATION CONCERNING CARVER'S PROXY SOLICITATION AND THE PERSONS INVOLVED IN THE SOLICITATION. THE PROXY STATEMENT IS PUBLICLY AVAILABLE AND IS CURRENTLY BEING SENT TO SHAREHOLDERS. YOU CAN READ A COPY OF CARVER'S PROXY STATEMENT AND ITS OTHER SOLICITING MATERIALS FOR FREE AT THE FOLLOWING WEBSITE:
WWW.SEC.GOV.

                                      # # #

            [SUMMARY SHEETS REFLECTING BBOC'S FINANCIAL PERFORMANCE]


                  PLAIN TALK ABOUT BBOC'S FINANCIAL PERFORMANCE


                             NEGATIVE COMMON EQUITY

                  [BAR CHART REFLECTING DECREASING BBOC EQUITY
               FROM MARAKET VALUE OF SECURITIES LOSSES 1995-1999]

--------------------
* BBoC's securities losses and failed unity card have resulted in negative common equity after inclusion of market value losses.

                               QUARTERLY EARNINGS

                              [BAR CHART REFLECTING
                 UNEVEN QUARTERLY PERFORMANCE OF BBOC 1998-1999]

--------------------
* BBoC's annual earnings are driven by fourth quarter results and reflect uneven quarterly performance. BBoC's earnings also reflect a tax benefit which reduces their effective tax rate by two thirds. While they do not release quarterly results as a public company is required to do, it is questionable as to whether these significantly higher results are from core bank operations.

                           SECURITIES TO TOTAL ASSETS

                   [BAR CHART COMPARING BBOC AND CARVER RATIOS
                    OF SECURITIES TO TOTAL ASSETS 1996-1999]

--------------------
* BBoC's asset growth is driven by securities purchases, not lending. In fact, at September 1999, BBoC had a loan to total assets ratio of 32% one of the lowest in the industry.

                        SHORT TERM CDS TO TOTAL DEPOSITS

                  [BAR CHART REFLECTING BBOC AND CARVER RATIOS
                    OF SHORT TERM CD'S TO DEPOSITS 1996-1999]

--------------------
* BBoC's deposit growth is driven by short term CD growth, the vast majority of which are jumbos.

                          SHORT TERM CDS TO SECURITIES

                       [BAR CHART REFLECTING BBOC'S RATIO
                        OF SHORT TERM CD'S TO SECURITIES]

--------------------
*        BBoC is taking short term deposits and buying longer term securities
**       BBoC's arbitrage strategy contains significant interest rate risk

                                             1999 YTD                   1998YTD                  1997YTD                1996YTD
                                             --------                   -------                  -------                -------
KEY OPERATING DATA:                     BBoC*          CNY         BBoC          CNY        BBoC         CNY       BBoC         CNY
                                                                            (Dollars  in thousands)
Total assets                        $138,953     $412,809     $103,765     $416,482     $74,139    $437,458    $60,468    $423,614
Securities                            81,797      110,857       63,043       96,502      28,421     119,524      8,580     196,391
Loans                                 44,662      256,007       35,317      270,522      39,912     274,954     44,412     197,918
Deposits                             112,065      277,355       76,395      274,894      56,655     266,471     51,857     256,952
short term CDs                        58,031       18,034       42,288       23,765      21,583      36,968     23,885      20,104
Equity adjustment due
  to SFAS 115 securities losses        (2658)           0         (101)         (13)         58        (443)       (38)      (1245)


--------------------
*   Includes Peoples acquisition
(1) All data we obtained from call reports filed by BBoC with the FDIC

                         [PRESENTATION TO SHAREHOLDERS]
                              CARVER BANCORP, INC.

                                  A NEW VISION






















                                                               February 14, 2000

                             A NEW VISION FOR CARVER

-    Dramatically increase shareholder value

-    Become the financial institution of choice for African-and
     Caribbean-Americans, and the communities in which Carver operates

-    Restore financial integrity and confidence of key constituents

- Develop strategic partners needed to offer the highest level of service and diversity of products to customers

-    Align culture with new vision and execution strategy

          GENERATING SHAREHOLDER VALUE: CARVER'S COMPETITIVE ADVANTAGE

-    Strong Brand Identity in Carver's Primary Markets

-    Carver's Markets are Growing Rapidly

-    Urban Investments are Increasing Lending Opportunities

-    Residential and Business Growth Creates Opportunities to Increase Deposits

-    Other Urban Areas Across the Country are Experiencing Similar Growth

                      STRATEGIC PLAN-NEAR TERM (12 MONTHS)


-    Stabilize Operations
     -    recruit effective management team
     -    employ technology to boost efficiency and productivity
     -    demand cost efficient management
     -    establish solid controls and zero tolerance for surprises

-    Rebuild Core Businesses to Generate Higher Profitability
     -    residential mortgage lending
     -    commercial mortgage lending
     - purchase participations in large loans on residential and commercial projects within our market

-    Restore Franchise and Build Brand Image
     -    provide high quality service
     - establish effective grass roots communication strategy to attract new depositors

                                PROGRESS TO DATE

- Recruitment of Senior Management Team Near Completion; Strengthening of Mid-and Junior Level Positions also Underway

-    Big Five Accounting Firm, KPMG, LLP, Selected as New Auditor

- Receiving Volunteer Assistance From Major Financial and Other Business Institutions

-    CNY Reported Improved Nine Month Earnings Results

- Developed New Growth Strategy Based on Comprehensive Analysis of Our Businesses, Customers and Communities

                 STRATEGIC PLAN-MID TO LONG TERM GROWTH OPTIONS

-    Pursue Expansion of Market Share
     - further penetrate existing Carver communities through additional delivery channels
     -    broaden geographic target market in areas with comparable demographics
     -    campaigns targeting grass roots and corporate deposits

-    Broaden Customer Base
     -    younger more affluent market
          (phone/on line banking, private banking)
     -    lower income  market
          (debit cards, check cashing services)
     -    new corporate entrants (corporate and employee accounts)

-    Broaden Product Line Through Strategic Alliances
     -    consumer products
          (investment services, insurance products, etc.)
     -    commercial banking products
          (small business loans and lines of credit, etc.)

                      DEBORAH C. WRIGHT, PRESIDENT AND CEO


-    Demonstrated Track Record of Leadership

-    Clear Strategic Vision

-    Financial Background and Skills
     -    Harvard University (AB)
     -    Harvard Business School (MBA-finance major)
     -    Harvard Law School (JD)

-    Experienced Recruiter of High Performance Teams

-    Proven Change/Crisis Manger
     -    downsized HPD by 10% over two year period

-    Access to Business, Community and City Leadership
     -    experienced in developing strategic alliances
     -    expert on deal flow in Carver's markets

                   WHY BBOC REPS SHOULD NOT SIT ON CNY'S BOARD

-    Carver's New Management Will Add Significant Value
     - profitability improvements through better efficiency, increasing quality loans and new products through improved delivery channels
     - significant opportunities to expand franchise in current and adjacent markets

-    Key Risks
     -    Timing: destabilize currently improving operation
     - Long Term Distraction: placing a competitor on the Company's board will distract management and Board from focusing on future expansion opportunities
     - Value of Candidates: BBOC team is unproven, unfamiliar with Carver's market, inexperienced in operating a large institution--and have chosen a fundamentally different business model than Carver

-    Carver and BBOC Are In Different Businesses
     - Carver's core business is community banking; BBOC's business is arbitrage
     - proponent has low percentage of low cost deposits and high percentage of jumbo CDs
     -    proponent's loan portfolio is a fraction of its securities portfolio
     - BBOC's business model does not compensate Carver's shareholders for the risk inherent in its business strategy

-    BBOC's Track Record Not Established
     -    value of BBOC common has declined dramatically during Cohee tenure
     - core franchise has not improved, nor has proponent developed core business to drive value
     - product expansion into credit cards failed; value of securities portfolio at risk in rising interest rate environment
     - sustainable earnings not established: reported earnings benefited by fourth quarter earnings management and tax loss carry forward

                              CARVER BANCORP, INC.

                    SUMMARY ANALYSIS OF SHAREHOLDER PROPOSAL

                           COMPARISON OF DEPOSIT BASE

                        [PIE CHARTS REFLECTING CARVER AND
                        BBOC DEPOSIT TYPES BY PERCENTAGE]


Deposit Type                    Carver                      BBOC
------------                    ------                      ----

Demand                          $ 10,621                 $ 14,184
NOW                               17,718                    5,314
Money Market                      19,613                    5,943
Savings                          142,914                   24,567
Time under $100,000               81,335                   18,513
Time over $100,000                 5,153                   43,544
                                --------                 --------
Total Deposits                  $277,354                 $112,065

                             COMPARISON OF ASSET MIX

                        [PIE CHARTS REFLECTING CARVER AND
                         BBOC ASSET MIXES BY PERCENTAGE]


Asset Type                      Carver                     BBOC
----------                      ------                     ----

Securities                      $110,857                 $ 81,797
Loans                            256,007                   44,662
Short Term Investments            20,188                    9,113
Other Assets                      25,457                    3,381
                                --------                 --------
Total Assets                    $412,509                 $138,953

                                 [ADVERTISEMENT]


                           Carver Federal Savings Bank

                           PRESERVE THE 50 YEAR LEGACY

                              Stockholders Meeting

                    Thursday, February 24, 2000 - 10:00 a.m.
                      Schomburg Center for Social Research
                        (135th Street & Malcolm X Blvd.)
                                 1-800-662-5200

             JOIN CARVER. VOTE YOUR SHARES. KEEP THE POWER AT HOME.

February 18, 2000


Dear Community Leader:

I write to you on a vital community matter. As you have probably read, Carver Bank is holding its annual shareholders meeting on Thursday, February 24, 2000, at the Schomburg Center beginning at 10:00 am. We strongly encourage you and our community to attend. Importantly, two members of the board will be elected. Our candidates are David Jones, our current chairman and David Dinkins, a current boardmember.

A husband and wife team, Kevin Cohee and Terrie Williams, have been waging an extremely negative proxy campaign through the media. They have attempted to smear the names of these two public servants whom you know as totally committed to our community.

While I'm not concerned that you will believe their many mis-characterizations, I do want you to know the facts and to encourage our people to vote.


Why the Cohees Won't Add Value on the Carver Board

o Track Record: they have a radically different business model that has failed. Bond losses and failed credit card operations have wiped out their equity, along with that of other common investors. Why bail them out with your money? If they haven't made money for themselves, how will they do so for you?

o Fit: they know nothing about Carver's local market and have not articulated a single specific strategy for growing Carver's franchise. Therefore, they have no relevant experience to offer you.

o Timing: their membership on the board could destabilize a currently improving operation.

o Long Term Distraction: placing a competitor on the Company's board will distract the management and board from focusing on future expansion opportunities.

Why the Carver Team is Most Likely Enhance Shareholder Value and of our
Community

o    Market Knowledge: our board and staff know our markets better than anyone.

o Gameplan: we have the growth strategy to succeed. In sum, we will expand Carver's delivery channels (branches, ATMs, phone and on-line banking) and offer a full range of consumer products (mutual funds, brokerage accounts, and insurance) through our strategic partners.

o Strategic Partners: we now have the capital--and strategic partners--to execute this strategy. It is unprecedented for a community bank to attract Wall Street's financial and intellectual capital. This sign of confidence bodes well for Carver's future.

o Momentum: in only seven months, our operations have improved dramatically. We've brought on an experienced team, a "big five" auditor, and reported significantly improved earnings. Interrupting our progress would be counter productive.

We believe that the Cohees control a number of significant blocks of stock held in institutional hands. However, we also believe that our community residents own approximately 40% of our shares.

Its our to win or lose. I hope that you will encourage our people to vote, from the many platforms open to you. If people have questions about how or where to vote please have them call 1-800-662- 5200.

Our last letter to shareholders is attached for your use. Please feel free to call me if you have any questions at (212) 426-6137. We need your support to keep this 50 year institution in local hands.


                           PRESERVE THE 50 YEAR LEGACY
                                VOTE YOUR SHARES
                             KEEP THE POWER AT HOME


Best Regards,

/s/ Deborah C. Wright
---------------------
Deborah C. Wright